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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                          Date of Report: March 2, 2004
               Date of earliest event reported: February 27, 2004

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                               AMISTAR CORPORATION
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             (Exact name of registrant as specified in its Charter)

          CALIFORNIA                    0-13403                  95-2747332
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA92069-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)

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ITEM 7 (c). EXHIBITS

Exhibit 99-Press Release of Amistar Corporation dated February 27, 2004, reporting Amistar's financial results for the fourth quarter 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2004, Amistar Corporation issued a press release announcing its financial results for the fourth quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2004                                  Amistar Corporation

                                                     By: /s/ Gregory D. Leiser
                                                         -----------------------
                                                     Gregory D. Leiser
                                                     Vice President Finance and
                                                     Chief Financial Officer

Exhibit 99-Press Release of Amistar Corporation dated February 27, 2004, reporting Amistar's financial results for the fourth quarter 2003.

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